SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	 November 25, 1997


FINANCIAL ASSET SECURITIES CORP.,
(as depositor under the Sale and Servicing
Agreement, dated as of May 1, 1997, providing for the issuance of Financial Asset Securities Corp., Mego Mortgage Home Loan Owner Trust 1997-2).

(Exact name of registrant as specified in its charter)



              Delaware      		 333-21071-08 		41-1877537
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)			 File Number)	Identification No.)

600 Steamboat Road
Greenwich, Connecticut					 06830
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (203) 625-2700

Item 5.	Other Events

		On behalf of Mego Mortgage Home Loan Owner
		 Trust 1997-2, a Trust created pursuant to the Sale and Servicing Agreement, dated May 1, 1997, by
		 First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated November 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2023.

		A. 	Monthly Report Information:
			Aggregate distribution information for the current distribution date November 25, 1997.

		Principal		Interest		Ending Balance

Cede & Co 	$828,750.56		$330,715.01		$54,612,214.52

		B.	No delinquency in payment under the Certificate Guaranty
			 Insurance Policy has occurred.

		C.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		D.	Were any amounts paid or are any amounts payable under
			 the Certificate Guaranty Insurance Policy?   NO
				Amount:

		E.	Are there any developments with respect to the Certificate
			 Insurance Guaranty Policy?	NONE.

		F.	Item 1: Legal Proceedings:	NONE

		G.	Item 2: Changes in Securities:	NONE

		H	Item 4: Submission of Matters to a Vote of
			Certificatholders:  NONE

		I.	Item 5: Other Information - Form 10-Q, Part II - Items
			1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1997.




             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-2
             HOME LOAN ASSET BACKED SECURITIES
                               SERIES 1997-2


                  STATEMENT TO SECURITYHOLDERS
Distribution Date:  25-Nov-97



       Beginning                                           Ending
      Certificate  Principal    Interest      Total     Certificate
Class   Balance   DistributionDistribution Distribution   Balance

 A-1  12596124.08   828750.56    72112.81     900863.37 11767373.52
 A-2   8100000.00        0.00    46440.00      46440.00  8100000.00
 A-3   6750000.00        0.00    39375.00      39375.00  6750000.00
 A-4  13600000.00        0.00    81260.00      81260.00 13600000.00
 A-5  14394841.00        0.00    91527.20      91527.20 14394841.00


Total 55440965.08   828750.56   330715.01    1159465.57 54612214.52



           AMOUNTS PER $1,000 UNIT                      PASS THROUGH RATES

                                              Ending      Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  51.95928255  4.52117931 56.48046186   737.7663651      6.8700%
 A-2   0.00000000  5.73333333  5.73333333  1000.0000000      6.8800%
 A-3   0.00000000  5.83333333  5.83333333  1000.0000000      7.0000%
 A-4   0.00000000  5.97500000  5.97500000  1000.0000000      7.1700%
 A-5   0.00000000  6.35833352  6.35833352  1000.0000000      7.6300%


                  Statement to Securityholders
     Sale and Servicing Agreement Dated May 1, 1997

i) Interest from Mortgagors / Master Servicer                         719003.00
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                      719003.00

   Principal Collections (Regular Installments)                        85847.94
   Principal Collections (Curtailments and Paid in Fulls)             430783.00
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      516630.94
Payments
Amount Deposited Pursuant to Section 5.01 (a) (3) - FHA Reserve Fund 1235633.94
Collected Amount                                                           0.00
Insured Payments                                                     1235633.94
Amount Available                                                           0.00
                                                                     1235633.94




ii)  Aggregate Pool Balance Information:
     Beginning Aggregate Principal Balance                          61681082.91
     less: Principal Collections (non-Defaulted Loans)                516630.94
     Ending Aggregate Principal Balance                             61164451.97
     less: Balance of Defaulted Loans                                  42148.79
     Balance after the reduction of the Balance of Defaulted Loans  61122303.18

                                              Before       After
iii)  Note Factors:                       Distributions Distributions
          Class A-1                           0.7897256  0.73776637
          Class A-2                           1.0000000  1.00000000
          Class A-3                           1.0000000  1.00000000
          Class A-4                           1.0000000  1.00000000
          Class A-5                           1.0000000  1.00000000

                                Beginning    Computed   Distributed      Ending
iv)                             Shortfall     Amount       Amount     Shortfall
Interest Distributable Amount        0.00     330715.01   330715.01        0.00
Monthly Principal Distributable Amount        516630.94   516630.94        0.00
 (limited to the Overcolleralization Amount)
Distributable Excess Spread                   312119.62   312119.62        0.00
Guaranteed Principal Distribution Amount           0.00        0.00        0.00


v)   Excess Spread                                                    312119.62
     Distributable Excess Spread                                      312119.62

vi)  FHA Premium Account Deposit                                         916.98
  Servicer Fee                                                         51400.90
  Master Servicer Fee                                                   4112.07
  Owner Trustee Fee                                                      333.33
  Master Servicer Reimbursement                                         2308.05
  Indenture Trustee Fee                                                 2313.04
  Premium                                                              14784.00
  Security Insurer Reimbursement Amount distributed to Insurer             0.00
  Successor Master Servicer Fees                                           0.00
  Other Fees                                                               0.00
  Excess Claim Amount                                                      0.00

vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 1.4148%
        60+ Delinquency Percentage (Rolling Three Month)                 0.8014%
        Annual Default Percentage (Three Month Average)                  0.2758%
        Cumulative Default Percentage                                    0.0664%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          8313139.97
         Overcollateralization Amount (before distributions)         6240117.83
         Overcollateralization Amount (after distributions)          6510088.66


ix)  Default Information:
                                                        Current Peri Cumulative
Principal Balance of Defaulted Home Loans                  42148.79    42148.79
Prin Balance of Credit Support Multiple Defaulted Loans    42148.79    42148.79
Unpaid Int on Credit Support Multiple Defaulted Loans       2308.05     2308.05

x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)     273578.00

                     Number      Number      Balance      Balance
                  Current Peri Cumulative Current Period Cumulative
    Claims Filed            1           1       7314.87     7314.87
    Claims Pending          1 NA                9842.77 NA
    Claims Paid             0           0          0.00        0.00


xi)   Distributions to the Residual Certificates               0.00










SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
			FINANCIAL ASSET SECURITIES CORPORATION

					/s/ Mark LeMay
					Mark LeMay
					Vice President

Dated: 	November 30, 1997